A diversified financial services company with mortgage banking, commercial banking, insurance and investment banking operations in Puerto Rico and a depository institution in New York. Since it was founded, Doral has been continuously profitable (1972-2004) through all economic and interest rate cycles Record earnings for the last 25 consecutive quarters 35.56% ROE and 3.93% ROA as of March 31, 2004

Puerto Rico's largest residential mortgage company 45% market share in highly competitive market (55% in New Housing) Servicing Portfolio of $13.1 billion Low credit-risk lending profile conservative underwriting standards low LTV on non-agency guaranteed loans 98% of our loans are secured by real estate per HUD, lowest default rate in FHA/VA loans among all US mortgage lenders

Successful and profitable branch banking operations fastest-growing commercial bank in Puerto Rico (4th largest) serving attractive niche markets in New York City Increased fee-based revenues and commissions from Doral Insurance Agency, investment banking and asset management operations

Tax-advantage status as a Puerto Rico company tax-exempt ownership of US Government obligations and agencies IBE - exempt from Puerto Rico taxes on income derived from assets outside the island Conservative balance sheet approximately 99% of its investment portfolio consists of AAA securities guaranteed by the US government or its agencies Management and insiders of Doral own 20% Management and insiders of Doral own 20% Management and insiders of Doral own 20% Management and insiders of Doral own 20% Management and insiders of Doral own 20% Management and insiders of Doral own 20% Management and insiders of Doral own 20% Management and insiders of Doral own 20% Management and insiders of Doral own 20% Management and insiders of Doral own 20%

Commercial Banking Doral Bank Puerto Rico Doral Bank, FSB (NY) Doral International (IBE) Mortgage Banking Doral Mortgage Corporation HF Mortgage Bankers Centro Hipotecario Sana Investment Mortgage Bankers Doral Money (NY) Institutional Securities and Investment Banking Doral Securities Insurance Agency Doral Insurance Agency Real Estate Doral Properties

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Salomon Levis, Chairman & CEO 25 35 60 Zoila Levis, President & COO 13 27 55 Mario S. Levis, Senior EVP & Treasurer 15 16 40 Ricardo Melendez, EVP & CFO 12 20 44 Edison Velez, EVP Administration 20 20 41 Fernando Rivera-Munich, EVP & General Counsel 4 25 49 Israel Bravo, EVP Information Technology 9 17 40 7 21 45 Frederick Teed, EVP Banking Luis Aponte, Corporate Controller 4 21 46 Years with the Company Years of Experience Age Corporate As of March 31, 2004

Years with the Company Years of Experience Age Jose Vigoreaux 10 29 51 Raul Menendez 18 18 39 David R. Levis 6 6 31 Paul Mak 4 27 46 Aidiliza Levis 16 16 38 Angel Vazquez Julio Micheo 5 19 43 4 25 49 Fernando Rivera-Munich 36 18 17 As of March 31, 2004

US Commonwealth status: same legal, accounting, political and financial system; and fiscal autonomy: local residents do not pay federal income taxes on Puerto Rico source income Puerto Rico's economy typically follows trends in the US projected GNP growth of 3.0% for fiscal 2004

Becoming a more diversified service-oriented economy manufacturing represents 43% of Puerto Rico's GDP pharmaceuticals and electronics are largest sectors Tourism is only 7%, but growing Population of 3.9 million with high density of 1,114 residents per square mile, one of the highest in the world

Estimated shortage of over 100,000 housing units should continue to support a strong new housing market. High demand for government sponsored affordable housing units. Consistent property appreciation of 5-8% per annum Almost half of existing low income housing is unfit and needs replacement Hazard insurance required on all of Doral's mortgages

Government-sponsored affordable housing programs tax incentives to developers mortgage subsidies to buyers interest tax-exemption on FHA / VA loans for new housing down payment subsidies ("The Key to your Home" program)

73% home ownership (vs 66% in the US) and reliance on home equity for debt consolidation refinancing Average loan charge-off rates below those in the US Refinancings have historically represented a higher proportion of mortgage loan volume than in the US. mostly for debt consolidation purposes.

Continue to expand our mortgage lending business and further increase our market share of approximately 45% Grow Doral Bank by opening new branches throughout Puerto Rico (38 branches and 8 more in 2004) Further increase our bank deposits market share of 7% Emphasize greater cross-selling between our business units

Capture a greater market share of the commercial banking business Increase the size of our loan servicing portfolio Increase fee-based revenues from brokerage and insurance Continue to grow international banks with AAA rated US Government securities and mortgage-backed securities with a tax-free return

Grow Doral Bank by building a branch network and continue to expand its deposit base (recently named as the best bank in service in New York City) Expand multi-family and residential mortgage lending Expand into bridge and construction lending Explore strategic acquisition of depository and mortgage banking institutions as well as other financial businesses

'96 '97 '98 '99 '00 '01 '02 '03 1st Q '04 Loan Production 817 1037 2313 2722 3174 4209 5169 6479 1841 5659 Note: CAGR = Compounded Annual Growth Rate (Excludes March 2004 Figures) CAGR = 34.42% ($ in millions) EXPECTED

'96 '97 '98 '99 '00 '01 '02 '03 1st Q '04 Servicing Portfolio 3068 4655 6186 7633 8805 10006 11242 12690 13096 Mortgage Servicing Rights 21 46.4 72.6 109.7 139.8 154.3 159.9 167.5 176.4 Note: CAGR = Compounded Annual Growth Rate of Servicing Portfolio CAGR = 22.49% Mortgage Servicing Rights ($ in millions) Servicing Portfolio ($ in millions)

'96 '97 '98 '99 '00 '01 '02 '03 1st Q '04 27 33 53 68 85 138 221 321 104 Note: Reported net income for 1997 and 2001 after extraordinary items was $20 million and $144 million, respectively. CAGR = 42.43% ($ in millions)

'96 '97 '98 '99 '00 '01 '02 '03 1st Q '04 1106 1858 2918 4537 5463 6694 8422 10394 12013 Stockholders' Equity 151 187 270 385 506 762 1045 1592 1718 Note: CAGR = Compounded Annual Growth Rate of Total Assets CAGR = 37.72% Stockholders' Equity ($ in millions) Assets ($ in millions) Total Assets

Unsecured Loans Secured Loans Mortgage Servicing Assets Other Assets Cash and Money Market Mortgage Backed Securities US Treasury and Government Agencies Other Investment Securities 0.0064 0.2749 0.0147 0.084 0.1683 0.1128 0.3304 0.0085 As of March 31, 2004

'96 '97 '98 '99 '00 '01 '02 '03 1st Q '04 Total Assets 281 427 805 1899 2574 3485 5050 6720 8019 Deposits 187 306 536 1035 1217 1528 1981 2730 2945 Assets ($ in millions) Deposits ($ in millions) CAGR = 46.67% (Deposits) CAGR = 57.38% (Total Assets)

'96 '97 '98 '99 '00 '01 '02 '03 1st Q '04 Shareholders' Equity 24 32 50 120 151 230 321 400 490 Net Income 2 5 8 13 30 49 89 119 60 Shareholders' Equity ($ in millions) Net income ($ in millions) CAGR = 49.47% (Shareholders' Equity) CAGR = 79.27% (Net Income)

'99 '00 '01 '02 '03 Deposits 18 102 170 255 334 Assets 43 145 233 419 507 Assets ($ in millions) Deposits ($ in millions) CAGR = 85.30% (Assets) CAGR = 107.55% (Deposits)

Note: Reported ROE for 1997 and 2001 after extraordinary items was 11.99% and 27.13%, respectively. US Depositories - Commercial banks and financial institutions with operating revenues greater than $400mm included in the S&P Index. 1996 1997 1998 1999 2000 2001 2002 2003 1st Q '04 Doral Financial 19.35 19.29 21.65 21.92 23.03 25.93 29.08 32.36 35.56 US Depositories 17.14 17.8 17.35 18.9 17.28 17 17.9 18.84%

1996 1997 1998 1999 2000 2001 2002 2003 1st Q '04 Doral Financial 2.68 2.19 2.17 1.92 1.66 2.23 2.97 3.46 3.93 US Depositories 1.35 1.41 1.39 1.46 1.34 1.4 1.49 1.56 Note: Reported ROA for 1997 and 2001 after extraordinary items was 1.37% and 2.33%, respectively. US Depositories - Commercial banks and financial institutions with operating revenues greater than $400mm included in the S&P Index. %

1996 1997 1998 1999 2000 2001 2002 2003 1st Q '04 Efficiency Ratio 64.1 54.3 52.7 57.8 46.5 38.91 35.91 31.9 22.27 Note: Computed by dividing non-interest expenses by net interest income plus non-interest income (excludes non-recurring income).

1996 1997 1998 1999 2000 2001 2002 2003 1st Q '04 Average Daily Volume 178.8 201.6 468.75 303.3 359.1 902.1 694.8 661.1 730.4 EPS* 0.31 0.23 0.55 0.66 0.82 1.31 1.89 2.72 0.86 Daily Volume (in thousands) EPS Diluted EPS Note: 1. Traded at NASDAQ (Double Counting) during 1995 - 2002 2. Moved to NYSE on January 8, 2003

Total Assets $270,949 $10,393,996 3,736% $12,012,587 Stockholders' Equity $36,041 $1,592,440 4,318% $1,718,033 Total Loans $107,205 $3,377,457 3,050% $3,379,136 Deposits $26,4511 $2,971,272 11,133% $3,203,810 Servicing Portfolio $1,400,000 $12,690,244 806% $13,096,059 Net Income $6,733 $321,299 4,672% $103,577 Diluted EPS $0.13 $2.72 1,992% $0.86 Loan Origination $408,000 $6,479,000 1,498% $1,841,421 Efficiency Ratio 62.10% 31.91% -49% 22.27% (Dollars in thousands, As of As of As of except per share data) Dec. 31, 1991 Dec. 31, 2003 Change % March 31, 2004 1 Doral Bank opened in 1993.

Doral Financial is committed to comply with the highest standards of Corporate Governance 10Qs and 10Ks are certified by the Chairman and Chief Financial Officer The Board of Directors is composed of highly qualified persons who have worldwide experience and are specially knowledgeable about our lines of business in Puerto Rico and the US mainland

Doral will continue to provide accurate public reporting and disclosures Senior Management available to answer questions Doral Financial and its companies are regulated by the Federal Reserve, FDIC, OTS, HUD, VA and the Commissioner of Financial Institutions of Puerto Rico, among others

Continued expansion of mortgage banking operations in Puerto Rico Continued expansion of retail banking operations in Puerto Rico and New York Continued expansion of new residential business in Puerto Rico Continued growth on the US mainland Increase fee-based revenues from brokerage services and insurance

CAUTIONARY LANGUAGE The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company's plans and objectives are subject to risks and uncertainties. Various factors, including regional and national economic conditions, substantial changes in levels of market interest rates, credit and other risks of lending and investment activities, competitive and regulatory factors and legislative changes, as well as other factors described in the SEC filings referred to below, could affect the Company's financial performance and could cause actual results for future periods to differ materially from those anticipated or projected. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below. For additional detailed information, we refer you to the discussions under the heading "Forward Looking Statements" in the Company's Annual Report on form 10-K for the year ended December 31, 2003 and our most recent Quarterly Report on form 10-Q filed with the SEC. These forward looking statements speak only as of June 23, 2004. We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after they were made. 69